Exhibit 10.30

EXPEDIA CONFIDENTIAL

December 29, 2010

David Cathcart

Chief Financial Officer

TRX, Inc.

2970 Clairmont Road

Suite 300

Atlanta, GA 30329

Re:	Fourth Letter of Amendment

Dear David:

The purpose of this Fourth Letter of Amendment effective January 1, 2011, is to further document certain amendments to the pricing and other terms set forth in the Master Service Agreement, dated January 1, 2007, as amended by Amendment #1 on March 30, 2007, Letter of Amendment dated February 19, 2009, Second Letter of Amendment dated December 23, 2009, Third Letter of Amendment dated October 29, 2010, as amended, and associated exhibits and Statements of Work thereunder (collectively, the “Agreement”) between Expedia, Inc. (“Expedia”) and TRX, Inc. (“TRX”), and/or their respective subsidiaries. Capitalized terms, where not defined herein, will have the meanings set forth in the Agreement. Expedia and TRX now agree to further amend the Agreement as follows:

1)	* for * Services. Beginning 1 January 2011, Section 5 of Appendix 1 to Exhibit B (Pricing for Common Services) shall be deleted and replaced with the following:

*

* Confidential Treatment Requested

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2)	Exclusivity *. Beginning 1 January 2011, Section 6 of Appendix 1 to Exhibit B (Pricing for Common Services) shall be deleted and replaced with the following:

6.	Exclusivity and *.

(a)	As further consideration for the *

(b)	Thereafter, Expedia will give TRX *

(c)	If Expedia elects *, then:

*

(d)	If Expedia elects *, then:

* Confidential Treatment Requested

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*

(e)	If Expedia elects * or does not otherwise qualify for the * described in clause (c) and (d) above, then the *

(f)	In the event that Expedia requires * from TRX in a given *, the minimum aggregate amount payable to TRX for * in such * will be at least *.

(g)	Notwithstanding the foregoing, in the event that a *

(h)	*

* Confidential Treatment Requested

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3)	Except as expressly set forth in this Fourth Letter of Amendment, the Agreement will remain in full force and effect in accordance with its terms.

Please acknowledge your agreement to the foregoing by signing in the space provided below and returning a signed copy to me as soon as possible. If you do not agree with any of the foregoing, please contact me as soon as possible so that we can determine how best to proceed.

Yours truly,

Expedia, Inc.

/s/ Kerri Landeis
Kerri Landeis
Vice President, Global Supply Operations

Acknowledged and Agreed:

TRX, Inc.
/s/ David D. Cathcart

By: David D. Cathcart
Title: CFO
Date Signed: 30 December 2010

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